UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2026

Gyre Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 High Bluff Drive Suite 250 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 284-0115

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GYRE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2026, Gyre Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”).  As of the close of business on April 16, 2026, the record date for the Annual Meeting, there were 96,994,001 shares of common stock entitled to vote at the meeting.

At the Annual Meeting, each of the Company’s director nominees was elected and the other proposals voted on were approved.  The proposals are described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 27, 2026.  The final voting results are set forth below.

Proposal 1: Election of Directors

The following Class II director nominees were elected to serve until the 2029 Annual Meeting of Stockholders based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
• David M. Epstein, Ph.D.	70,160,332	354,109	1,985,197
• Dan Weng, M.D.	70,483,425	31,016	1,985,197

Proposal 2: Non-Binding Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,478,374	34,907	1,160	1,985,197

Proposal 3: Ratification of Independent Auditor

The appointment of Grant Thornton Zhitong Certified Public Accountants LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,487,596	11,626	416	0

Proposal 4: Approval of Conversion of Series B Preferred Stock

The issuance of shares of the Company’s common stock, par value $0.001 per share, upon conversion of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share, was approved, in accordance with Nasdaq Listing Rule 5635(a), as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,497,125	16,031	1,285	1,985,197

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GYRE THERAPEUTICS, INC.

Date: June 16, 2026	By:	/s/ Thomas Eastling
	Name:	Thomas Eastling
	Title:	Chief Financial Officer

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